Dreyfus
Premier Emerging Markets Fund

ANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This annual report for Dreyfus Premier Emerging Markets Fund covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark

For the 12-month period ended September 30, 2001, the fund's Class A shares produced a -28.51% total return, Class B shares returned -29.07%, Class C shares returned -29.12% , Class R shares returned -28.56% and Class T shares returned -28.76% .(1) This compares with the -33.16% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), the fund's benchmark, for the same period.(2)

We attribute the fund's overall performance to investors' concerns about slowing economies in markets that import goods and services from the emerging markets. These concerns were magnified by the events of September 11, which resulted in stock market declines around the world. We are pleased, however, that the fund provided better performance than its benchmark during the reporting period,
primarily    because    of    our    stock    selection    strategy.

What is the fund's investment approach?

The fund seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of assets or operations, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When choosing stocks, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and profitability as measured by its return on assets and return on equity; and

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

BUSINESS MOMENTUM, or the presence of a catalyst that potentially will trigger an increase in the stock's price in the near term or midterm.

What other factors influenced the fund's performance?

As a reminder to shareholders, this fund changed its investment style from a growth-oriented to a value-oriented approach as of January 1, 2001. That change proved beneficial for the fund because of the market's preference for value
stocks    during    the    reporting    period.

Even so, it was a very difficult period for emerging markets, which have suffered steep declines over the past several years. Stock prices began to fall when the technology bubble burst in early 2000, which left emerging markets -- a heavy supplier of technology goods -- struggling. Since then, global equity markets have generally continued to decline which, in turn, has adversely affected emerging markets.

However, our stock selection strategy contributed positively to the fund's performance relative to the benchmark. For example, in South Africa the fund's holdings included some of the best performing stocks in that country, including banks, department stores, women's apparel shops and building and construction companies.

The fund's investments in Asia -- specifically those in China, Taiwan and Korea -- produced the highest returns of any region in which the fund invested during the reporting period. China, which represented one of the fund's largest areas of investments, benefited from an improving economy and the country' s increasingly likely admission into the World Trade Organization. Our decision to limit the fund' s exposure to technology stocks made Taiwan the fund's second best performing country. We also trimmed our technology exposure in Korea, choosing instead to concentrate on relatively defensive companies such as banks
and    steel    producers.

On the other hand, most of the fund's investments in Latin America provided disappointing returns. The sole exception was Mexico, which benefited from a strong currency and rising oil prices. Eastern Europe posted mostly flat returns.


What is the fund's current strategy?

As of the end of the reporting period, approximately 40% of the fund's assets were invested in five countries: India, Mexico, Korea, South Africa and Brazil. We have recently become particularly excited about Brazil, where a slowing economy and weak currency have punished a variety of stocks. We have found a number of well-managed, domestic-oriented Brazilian companies within the telecommunications,  utility  and  financial  industries  that  we  believe  are
currently    selling    at    very    attractive    prices.

Obviously, the events of September 11 disrupted stock markets around the globe, including the emerging markets. However, we have been encouraged by the fact that stocks in the emerging markets did not fall as sharply as those in many developed countries. We believe that, after years of lackluster returns, valuations in the emerging markets were already low compared to developed
markets,    so    their    stocks    had    less    room    to    fall.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

Comparison of change in value of $10,000 investment in Dreyfus Premier Emerging Markets Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Emerging Markets Free Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EMERGING MARKETS FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA, AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND INCLUDES GROSS DIVIDENDS REINVESTED. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/01



                                                                                 Inception                         From
                                                                                    Date           1 Year        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                                  3/31/98        (32.60)%        (10.07)%

WITHOUT SALES CHARGE                                                               3/31/98        (28.51)%         (8.54)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                            3/31/98        (31.50)%         (9.96)%

WITHOUT REDEMPTION                                                                 3/31/98        (29.07)%         (9.30)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                         3/31/98        (29.73)%         (9.25)%

WITHOUT REDEMPTION                                                                 3/31/98        (29.12)%         (9.25)%

CLASS R SHARES                                                                     3/31/98        (28.56)%         (8.42)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                                 2/1/00        (31.95)%        (30.77)%

WITHOUT SALES CHARGE                                                                2/1/00        (28.76)%        (28.83)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund



September 30, 2001


STATEMENT OF INVESTMENTS



COMMON STOCKS--97.9%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--1.1%

Banco Hipotecario                                                                                 2,700  (a)              11,141

Telecom Argentina Stet--France Telecom, ADR                                                       1,700                   14,773

                                                                                                                          25,914

BRAZIL--8.2%

Companhia de Saneamento Basico do Estado de Sao Paulo                                               460                   18,786

Companhia Vale do Rio Doce, ADR                                                                   1,500                   29,850

Petroleo Brasileiro, ADR                                                                          2,000                   39,500

Tele Celular Sul Participacoes, ADR                                                               1,100                   11,440

Tele Norte Leste Participacoes, ADR                                                               2,468                   22,335

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                     1,380                   34,928

Ultrapar Participacoes, ADR                                                                       2,700                   14,310

Uniao de Bancos Brasileiros, GDR                                                                  1,200                   17,400

Votorantim Celulose e Papel, ADR                                                                    950                   12,397

                                                                                                                         200,946

CHILE--1.8%

Compania de Telecomunicaciones de Chile, ADR                                                      2,200  (a)              21,670

Quinenco, ADR                                                                                     3,800  (a)              22,800

                                                                                                                          44,470

CHINA--4.2%

Guangshen Railway, Cl. H                                                                         57,000                    8,039

PetroChina, ADR                                                                                     850                   16,303

Qingling Motors, Cl. H                                                                          166,000                   24,902

Shandong International Power Development, Cl. H                                                 102,000                   19,356

Sinopec Yizheng Chemical Fibre, Cl. H                                                           142,000                   14,565

Zhejiang Expressway, Cl. H                                                                       94,000                   20,610

                                                                                                                         103,775

CROATIA--1.3%

Pliva d.d., GDR                                                                                   3,700  (b)              32,190

CZECH REPUBLIC--.3%

Ceske Energeticke Zavody                                                                          4,400                    7,088

EGYPT--3.6%

Commercial International Bank, GDR                                                                3,500  (b)              25,900

Misr International Bank, GDR                                                                      5,350  (a,b)            18,859

Orascom Construction Industries                                                                   1,750  (a)              12,293

Paints & Chemical Industries, GDR                                                                 7,500  (b)               7,687

Suez Cement, GDR                                                                                  3,350  (b)              23,282

                                                                                                                          88,021



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GREECE--.8%

Hellenic Telecommunications Organization, ADR                                                     2,400                   19,080

HONG KONG--3.9%

Brilliance China Automotive                                                                     101,000                   14,633

 CNOOC, ADR                                                                                         850  (a)              17,000

China Mobile (Hong Kong)                                                                          3,000  (a)               9,539

China Pharmaceutical Enterprise and Investment                                                  138,000  (a)              10,440

Hengan International                                                                             75,200                   16,102

Mandarin Oriental International                                                                  26,000                   10,010

Shanghai Industrial                                                                              13,000                   17,752

                                                                                                                          95,476

HUNGARY--3.6%

EGIS                                                                                                250                   10,354

MOL Magyar Olaj--es Gazipari                                                                      1,400                   20,740

Magyar Tavkozlesi                                                                                 5,900                   15,184

Magyar Tavkozlesi, ADR                                                                            1,000                   13,510

OTP Bank                                                                                            500                   24,063

Pick Szeged                                                                                         400  (a)               3,859

                                                                                                                          87,710

INDIA--12.2%

BSES, GDR                                                                                         1,400  (b)              17,374

Bajaj Auto, GDR                                                                                   4,300  (b)              24,402

Gas Authority of India, GDR                                                                       3,900  (a,b)            26,812

Grasim Industries, GDR                                                                            2,000  (b)              11,800

ICICI, ADR                                                                                        1,500                    7,425

Indian Hotels, GDR                                                                                3,550  (b)              12,869

Mahanagar Telephone Nigam, GDR                                                                   10,800  (b)              58,320

Mahindra & Mahindra, GDR                                                                          9,850  (b)              10,589

NIIT                                                                                              4,700                   10,608

Reliance Industries                                                                               3,845                   20,633

State Bank of India, GDR                                                                          3,500  (b)              26,250

Tata Engineering & Locomotive, GDR                                                               13,400  (b)              21,775

Videsh Sanchar Nigam, ADR                                                                         5,375                   50,955

                                                                                                                         299,812

INDONESIA--2.0%

PT Indah Kiat Pulp & Paper                                                                      250,500  (a,c)             4,064

PT Indofood Sukses Makmur                                                                       216,000                   16,132

PT Indosat, ADR                                                                                   1,700                   14,076

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDONESIA (CONTINUED)

PT Telekomunikasi Indonesia, ADR                                                                  2,700                   15,093

                                                                                                                          49,365

ISRAEL--2.7%

AudioCodes                                                                                        2,300  (a)               4,830

Bank Hapoalim                                                                                    25,600                   50,083

ECI Telecom                                                                                       4,600                   11,500

                                                                                                                          66,413

MALAYSIA--3.8%

Berjaya Sports Toto                                                                              15,000                   17,447

Genting                                                                                           9,200                   22,395

Perusahaan Otomobil Nasional                                                                      5,000                    8,026

Petronas Gas                                                                                     10,000                   15,263

Sime Darby                                                                                       23,800                   28,811

                                                                                                                          91,942

MEXICO--9.4%

Alfa, Ser. A                                                                                     25,700                   18,480

Apasco                                                                                            6,200                   26,723

Consorcio ARA                                                                                     8,400  (a)              10,508

Controladora Comercial Mexicana                                                                   8,500                    5,048

Controladora Comercial Mexicana, GDR                                                                900                   10,854

Desc, Ser. B                                                                                     71,100                   23,242

Fomento Economico Mexicano, ADR                                                                     750                   21,352

Grupo Continental                                                                                 8,700                   10,518

Kimberly-Clark de Mexico, Ser. A                                                                 16,700                   46,435

Pepsi-Gemex, GDR                                                                                  4,100  (a)              21,525

Telefonos de Mexico, Cl. L, ADR                                                                   1,100                   35,519

                                                                                                                         230,204

PANAMA--1.1%

Banco Latinoamericano de Exportaciones, Cl. E                                                       950                   27,598

PHILIPPINES--2.9%

Bank of the Philippine Islands                                                                    5,300                    5,161

First Philippine                                                                                  5,500  (a)               2,490

La Tondena Distillers                                                                            16,500                    8,033

Manila Electric, Cl. B                                                                           44,900  (a)              29,729

Philippine Long Distance Telephone, ADR                                                           1,950                   18,428

San Miguel, Cl. B                                                                                 2,600                    2,582

Universal Robina                                                                                 55,000                    4,499

                                                                                                                          70,922



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

POLAND--2.2%

KGHM Polska Miedz                                                                                 8,000                   20,059

Polski Koncern Naftowy Orlen                                                                      4,600                   16,757

Powszechny Bank Kredytowy                                                                           800                   16,842

                                                                                                                          53,658

RUSSIA--.8%

LUKOIL, ADR                                                                                         550                   20,625

SOUTH AFRICA--7.2%

ABSA                                                                                              3,600                   14,850

Aveng                                                                                             7,700                   6,745

Edgars Consolidated Stores                                                                        1,950                    6,068

Foschini                                                                                         16,300                   13,069

Metro Cash and Carry                                                                             73,816  (a)              12,507

Murray & Roberts                                                                                  5,400  (a)               4,246

Nampak                                                                                           25,000                   29,762

Nedcor                                                                                            2,100                   30,697

Sage                                                                                             10,927                   10,406

Steinhoff International                                                                           9,600                    7,548

Tiger Brands                                                                                      4,300                   28,095

Woolworths                                                                                       29,600                   12,194

                                                                                                                         176,187

SOUTH KOREA--14.4%

Cheil Communications                                                                                210                   14,832

Cheil Jedang                                                                                        600                   17,439

H&CB, ADR                                                                                         2,625                   27,038

Hyundai Motor                                                                                     1,200                   15,460

Kookmin Bank, GDR                                                                                 1,800  (b)              22,050

Korea Electric Power                                                                              4,100                   66,027

Korea Fine Chemical                                                                               1,000                   12,347

Korea Telecom, ADR                                                                                1,600                   29,264

Pohang Iron & Steel                                                                                 800                   49,509

Pohang Iron & Steel, ADR                                                                            500                    7,850

SK                                                                                                6,000                   50,613

Samsung                                                                                           4,120                   18,325

Samsung Electronics                                                                                 190                   20,399

                                                                                                                         351,153

TAIWAN--6.3%

Advanced Semiconductor Engineering                                                               50,440  (a)              22,216

Bank Sinopac                                                                                        900  (a)                 339

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

China Steel                                                                                      14,000                    4,929

China Steel, GDR                                                                                  2,626  (b)              17,991

Compal Electronics                                                                               21,500                   16,074

D-Link                                                                                           13,800                   11,317

Elan Microelectronics                                                                            17,300                   13,485

Nan Ya Plastic                                                                                   38,850                   21,840

Nien Hsing Textile                                                                               22,400  (a)              11,748

Standard Foods Taiwan                                                                            42,400                    8,785

Taiwan Semicondutor Manufacturing                                                                14,600  (a)              19,757

United Microelectronics                                                                           8,000  (a)               6,236

                                                                                                                         154,717

THAILAND--1.0%

Hana Microelectronics                                                                             5,100                    5,220

Saha-Union                                                                                       14,200                    3,834

Thai Farmers Bank                                                                                43,000  (a)              15,962

                                                                                                                          25,016

TURKEY--1.0%

Akcansa Cimento                                                                               2,300,400                    7,768

Hurriyet Gazetecilik ve Matbaacilik                                                           5,202,288  (a)               6,672

Turk Ekonomi Bankasi, ADR                                                                         3,900  (a,b)             3,218

Turkcell Iletisim Hizmetleri, ADR                                                                 2,033                    1,565

Yapi ve Kredi Bankasi                                                                         4,200,000  (a)               6,136

                                                                                                                          25,359

UNITED KINGDOM--2.1%

Old Mutual                                                                                       16,400                   28,319

South African Breweries                                                                           3,800                   23,784

                                                                                                                          52,103

TOTAL COMMON STOCKS

   (cost $3,232,487)                                                                                                   2,399,744


PREFERRED STOCKS--1.4%                                                                           Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais

   (cost $49,729)                                                                                 3,500  (a)              33,702
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,282,216)                                                               99.3%                2,433,446

CASH AND RECEIVABLES (NET)                                                                          .7%                   15,987

NET ASSETS                                                                                       100.0%                2,449,433

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2001, THESE SECURITIES AMOUNTED TO $361,368 OR 14.8% OF NET ASSETS.

(C)  SECURITY  RESTRICTED  AS TO PUBLIC  RESALE.  INVESTMENT  IN THE  RESTRICTED
     SECURITY, WITH AN AGGREGATE VALUE OF $4,064 REPRESENTING  APPROXIMATELY .2%
     OF NET ASSETS IS AS FOLLOWS:





                                                     Acquistion           Purchase Price
  Issuer                                                 Date             Proceeds ($)         Net Assets(%)         Valuation ($)*
-----------------------------------------------------------------------------------------------------------------------------------

PT Indah Kiat Pulp & Paper                          1/11/2001                    0.09                  .2                   .016

*    THE VALUATION OF THIS SECURITY HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF DIRECTORS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,282,216    2,433,446

Cash denominated in foreign currencies                      86804        86,537

Dividends receivable                                                     26,132

Receivable for investment securities sold                                16,379

Receivable for shares of Common Stock subscribed                          4,242

Prepaid expenses                                                          5,362

Due from The Dreyfus Corporation and affiliates                           7,661

                                                                      2,579,759
-------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                          73,006

Payable for investment securities purchased                              16,088

Net unrealized depreciation on forward
   currency exchange contracts--Note 4(a)                                     8

Accrued expenses                                                         41,224

                                                                        130,326
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,449,433
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,385,437

Accumulated undistributed investment income-net                           5,134

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                     (1,092,167)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)         (848,971)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,449,433

NET ASSET VALUE PER SHARE



                                              Class A              Class B             Class C              Class R      Class T
--------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                              1,234,913              763,220             441,373               9,359           568

Shares Outstanding                            158,954              101,086              58,218               1,200         74.23
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                 7.77                 7.55                7.58                7.80         7.65


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended September 30, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,152 foreign taxes withheld at source)         91,051

EXPENSES:

Management fee--Note 3(a)                                               41,215

Custodian fees                                                          48,315

Registration fees                                                       45,841

Shareholder servicing costs--Note 3(c)                                  15,983

Prospectus and shareholders' reports                                    15,723

Auditing fees                                                           14,822

Distribution fees--Note 3(b)                                            12,296

Directors' fees and expenses--Note 3(d)                                  3,973

Legal fees                                                               1,093

Loan commitment fees--Note 2                                                50

Miscellaneous                                                           11,234

TOTAL EXPENSES                                                         210,545

Less--expense reimbursement from
   The Dreyfus Corporation due to undertaking--Note 3(a)              (124,628)

NET EXPENSES                                                            85,917

INVESTMENT INCOME--NET                                                   5,134
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign
   currency transactions                                            (1,098,755)

Net realized gain (loss) on forward currency exchange contracts         (8,317)

NET REALIZED GAIN (LOSS)                                            (1,107,072)

Net unrealized appreciation (depreciation) on investments and
   foreign currency transactions                                       (62,891)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,169,963)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,164,829)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                               --------------------------------

                                                     2001            2000(a)
----------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                       5,134            (18,197)

Net realized gain (loss) on investments        (1,107,072)           708,579

Net unrealized appreciation (depreciation)
        on investments                            (62,891)          (924,438)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,164,829)          (234,056)
----------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (246,099)                   --

Class B shares                                  (187,786)                   --

Class C shares                                   (86,726)                   --

Class R shares                                    (4,852)                   --

Class T shares                                      (101)                   --

TOTAL DIVIDENDS                                 (525,564)                   --
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    892,013            3,062,176

Class B shares                                    167,930            1,768,873

Class C shares                                    162,596            1,074,137

Class R shares                                      1,000               92,600

Class T shares                                         --                1,000

Dividends reinvested:

Class A shares                                    215,772                  --

Class B shares                                    171,042                  --

Class C shares                                     59,015                  --

Class R shares                                        136                  --

Class T shares                                        101                  --

Cost of shares redeemed:

Class A shares                                (1,198,226)          (2,639,253)

Class B shares                                  (648,563)            (469,138)

Class C shares                                  (168,589)            (656,835)

Class R shares                                   (16,822)            (218,393)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   (362,595)           2,015,167

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,052,988)           1,781,111
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             4,502,421            2,721,310

END OF PERIOD                                   2,449,433            4,502,421


SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended September 30,
                                                 -------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                        91,916              202,647

Shares issued for dividends reinvested             22,713                  --

Shares redeemed                                  (124,142)            (172,200)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (9,513)              30,447
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                        18,624             114,172

Shares issued for dividends reinvested             18,411                 --

Shares redeemed                                   (68,500)            (31,232)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (31,465)              82,940
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        16,904              66,574

Shares issued for dividends reinvested              6,325                --

Shares redeemed                                   (19,168)            (45,710)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,061              20,864
-------------------------------------------------------------------------------

CLASS R

Shares sold                                            86               6,006

Shares issued for dividends reinvested                 14                 --

Shares redeemed                                    (1,878)            (14,329)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (1,778)             (8,323)
-------------------------------------------------------------------------------

CLASS T

Shares sold                                            --                  63

Shares issued for dividends reinvested                 11                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          11                  63

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B)  DURING  THE  PERIOD  ENDED  SEPTEMBER  30,  2001,   4,422  CLASS  B  SHARES
     REPRESENTING $40,683 WERE AUTOMATICALLY CONVERTED TO 4,314 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended September 30,
                                                                     ------------------------------------------------------------

CLASS A SHARES                                                       2001             2000             1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                12.67            11.75             7.24            12.50

Investment Operations:

Investment income (loss)--net                                         .06(b)          (.03)(b)         (.04)(b)          .04

Net realized and unrealized gain (loss)
   on investments                                                   (3.38)             .95             4.62            (5.30)

Total from Investment Operations                                    (3.32)             .92             4.58            (5.26)

Distributions:

Dividends from investment income--net                                  --                --            (.07)             --

Dividends from net realized gain
   on investments                                                   (1.58)               --              --              --

Total Distributions                                                 (1.58)               --            (.07)             --

Net asset value, end of period                                       7.77            12.67            11.75             7.24
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                               (28.51)            7.91            63.71           (42.08)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.25             2.25             2.25             1.15(d)

Ratio of net investment income (loss)
   to average net assets                                              .62             (.17)            (.37)             .35(d)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                           3.85             2.21             7.26             2.44(d)

Portfolio Turnover Rate                                            137.83           140.07           194.20           234.00(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               1,235            2,135            1,622              822

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                         Year Ended September 30,
                                                                     --------------------------------------------------------------

CLASS B SHARES                                                       2001             2000             1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                12.46            11.64             7.21            12.50

Investment Operations:

Investment income (loss)--net                                        (.04)(b)         (.10)(b)         (.12)(b)          .00(c)

Net realized and unrealized gain (loss)
   on investments                                                   (3.29)             .92             4.59            (5.29)

Total from Investment Operations                                    (3.33)             .82             4.47            (5.29)

Distributions:

Dividends from investment income--net                                  --               --             (.04)              --

Dividends from net realized gain
   on investments                                                   (1.58)              --               --               --

Total Distributions                                                 (1.58)              --             (.04)              --

Net asset value, end of period                                       7.55            12.46            11.64             7.21
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                               (29.07)            7.04            62.29           (42.32)(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.00             3.00             3.00             1.54(e)

Ratio of net investment (loss)
   to average net assets                                             (.39)            (.65)           (1.10)            (.04)(e)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                           3.64             2.19             7.60             2.48(e)

Portfolio Turnover Rate                                            137.83           140.07           194.20           234.00(e)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 763            1,651              578              120

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended September 30,
                                                                     --------------------------------------------------------------

CLASS C SHARES                                                       2001             2000             1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.50            11.68             7.21            12.50

Investment Operations:

Investment income (loss)--net                                        (.02)(b)         (.08)(b)         (.11)(b)          .00(c)

Net realized and unrealized gain (loss)
   on investments                                                   (3.32)             .90             4.61            (5.29)

Total from Investment Operations                                    (3.34)             .82             4.50            (5.29)

Distributions:

Dividends from investment income--net                                  --               --             (.03)              --

Dividends from net realized gain
   on investments                                                   (1.58)              --               --               --

Total Distributions                                                 (1.58)              --             (.03)              --

Net asset value, end of period                                       7.58            12.50            11.68             7.21
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                               (29.12)            7.11            62.59           (42.32)(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              3.00             3.00             3.00             1.53(e)

Ratio of net investment (loss)
   to average net assets                                             (.16)            (.50)           (1.21)            (.03)(e)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                           3.88             2.12             7.65             2.43(e)

Portfolio Turnover Rate                                            137.83           140.07           194.20           234.00(e)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 441              677              389              115

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                       Year Ended September 30,
                                                                     ----------------------------------------------------------

CLASS R SHARES                                                       2001             2000            1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                12.73            11.77            7.25            12.50

Investment Operations:

Investment income (loss)--net                                         .01(b)          (.01)(b)        (.01)(b)          .05

Net realized and unrealized gain (loss)
   on investments                                                   (3.36)             .97            4.61            (5.30)

Total from Investment Operations                                    (3.35)             .96            4.60            (5.25)

Distributions:

Dividends from investment income--net                                  --                --           (.08)             --

Dividends from net realized gain
   on investments                                                   (1.58)              --              --              --

Total Distributions                                                 (1.58)              --            (.08)             --

Net asset value, end of period                                       7.80            12.73           11.77             7.25
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (28.56)            8.16           64.01           (42.00)(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.00             2.00            2.00             1.03(c)

Ratio of net investment income (loss)
   to average net assets                                              .11             (.05)           (.08)             .47(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                           3.02             2.22            6.93             2.44(c)

Portfolio Turnover Rate                                            137.83           140.07          194.20           234.00(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   9              38             133              116

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended September 30,
                                                         -----------------------

CLASS T SHARES                                               2001        2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.58         15.75

Investment Operations:

Investment income (loss)-net                                  .04(b)    (.08)(b)

Net realized and unrealized gain (loss)
   on investments                                           (3.39)        (3.09)

Total from Investment Operations                            (3.35)        (3.17)

Distributions:

Dividends from net realized gain on investments             (1.58)        --

Net asset value, end of period                               7.65         12.58
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                       (28.76)    (20.19)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.50        1.66(d)

Ratio of net investment income (loss)
   to average net assets                                      .41       (.53)(d)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                   6.12        1.28(d)

Portfolio Turnover Rate                                    137.83         140.07
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          1              1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase ( Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions    are    recorded    on    the    identified    cost    basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Fund has an unused capital loss carryover of approximately $134,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for
temporary   or   emergency  purposes,  including  the  financing  of

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended September 30, 2001, was approximately $800, with a related weighted average annualized interest rate of 7.01%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 1, 2000 through September 30, 2002 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage fees, interest on borrowings, loan commitment fees and extraordinary expenses exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $124,628 during the period ended September 30, 2001.

The Distributor retained $100 during the period ended September 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan, (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2001, Class B, Class C and Class T shares were charged $8,070, $4,224 and $2, respectively, pursuant to the Plan.


(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2001, Class A, Class B, Class C, and Class T shares were charged $4,101, $2,690, $1,408 and $2, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $5,765 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $4,468,410 and forward currency exchange contracts, and $5,370,944, respectively.

The following summarizes open forward currency exchange contracts at September 30, 2001:



                                                        Foreign
Forward Currency                                       Currency                                                         Unrealized
 Exchange Contracts                                    Amounts            Cost ($)          Value ($)           (Depreciation) ($)
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

Czech Republic Koruna
    expiring 10/2/2001                                   84,066               2,265             2,257                         (8)


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.


(b) At September 30, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $848,779, consisting of $51,914 gross unrealized appreciation and $900,693 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Emerging Markets Fund (one of the series comprising Dreyfus Premier Equity Funds, Inc.) as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Emerging Markets Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 8, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.4060 per share as a long-term capital gain distribution of the $1.5840 per share paid on December 14, 2000.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus Premier Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  329AR0901







Dreyfus
Premier Growth and Income Fund
ANNUAL REPORT September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                            31   Report of Independent Auditors

                            32   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                Dreyfus Premier
                                                         Growth and Income Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This annual report for Dreyfus Premier Growth and Income Fund covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2001, the fund produced a total return of -19.76% for Class A shares, -20.32% for Class B shares, -20.32% for Class C shares, -19.51% for Class R shares and -20.21% for Class T shares.(1) This compares with a total return of -26.61% provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), for the same period.(2)

We attribute the fund' s negative returns to slowing U.S. economic growth and lower corporate profits, which created a difficult market environment for stocks. However, a variety of successful investment decisions, particularly in the technology sector, enabled the fund to perform relatively stronger than its benchmark.

What is the fund's investment approach?

The fund invests primarily in what we believe are low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio with a weighted average price-to-earnings ("P/E") ratio less than that of the S&P 500 Index and a long-term projected earnings growth rate greater than that of the S&P 500 Index.

We examine each company' s fundamentals together with economic and industry trends. We then gauge a stock's relative value primarily by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. Typically, we look for companies with strong positions in their industries that we believe offer potential for advantageous business developments or the prospect for other changes that we believe the market is likely to view favorably.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was adversely affected by a slowing U.S. economy, which caused a wide range of companies to post lower than expected earnings and warn of future disappointments. Highly valued growth stocks, particularly in the technology sector, were among the hardest hit. Prior to the beginning of the reporting period, we reduced the fund's technology holdings early in 2000 because their valuations had climbed beyond levels we considered reasonable. As a result, when the reporting period began in late 2000, the fund benefited from holding a slightly smaller percentage of technology stocks than the S&P 500 Index.

Although technology accounted for most of the fund' s losses, the fund's individual technology holdings generally performed more strongly than the technology component of the S&P 500 Index. Our investment philosophy guided us away from the most highly valued stocks in the industry group, particularly in the hard-hit networking area. Instead, we focused on stocks that we believed were well positioned in their industries and were reasonably priced relative to their growth rates. These included computer hardware companies such as Dell Computer and International Business Machines, and semiconductor companies such as Intel and Micron Technology.

The fund also benefited from the performance of its consumer cyclical holdings, which were supported by relatively strong levels of consumer spending and falling interest rates. The fund secured good returns in the consumer cyclicals sector from its investment in Cendant, a diversified company with interests in hotels and rental cars. We sold our holdings of Cendant during the second half of the period after realizing significant gains, a move that benefited the fund when travel-related stocks later fell sharply in the aftermath of the September 11 terrorist attacks. The fund also scored successes with investments in retailers such as TJX Cos., which owns Marshall's and TJ Maxx. On the other hand, performance was hindered due to the disappointing performance of a few energy and consumer staples holdings.


What is the fund's current strategy?

We have recently added to the fund's technology positions, where we have found what we believe are several attractively priced, quality investments. We have also increased the fund' s exposure to financial stocks, which we believe are positioned to benefit from declining interest rates. Finally, in the face of the September 11 tragedies we have continued to maintain the disciplined, investment
approach   that   is   the  foundation  of  the  fund' s  broadly  diversified,
value-oriented portfolio: seeking reasonably priced stocks of fast-growing companies that we believe offer attractive investment opportunities.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Growth and Income Fund Class A shares, Class B shares, Class C shares and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

PART OF THE FUND'S RECENT PERFOMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GROWTH AND INCOME FUND ON 12/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/01



                                                                  Inception                                              From
                                                                    Date            1 Year           5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   12/29/95           (24.38)%          2.84%              9.71%

WITHOUT SALES CHARGE                                                12/29/95           (19.76)%          4.06%             10.84%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                             12/29/95           (23.32)%          3.00%              9.89%

WITHOUT REDEMPTION                                                  12/29/95           (20.32)%          3.30%             10.00%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                          12/29/95           (21.07)%          3.31%             10.02%

WITHOUT REDEMPTION                                                  12/29/95           (20.32)%          3.31%             10.02%

CLASS R SHARES                                                      12/29/95           (19.51)%          4.37%             11.15%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                   2/1/00           (23.80)%         --               (14.41)%

WITHOUT SALES CHARGE                                                  2/1/00           (20.21)%         --               (12.00)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 2001

STATEMENT OF INVESTMENTS




COMMON STOCKS--97.1%                                                                              Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.2%

CDW Computer Centers                                                                              3,900  (a)             141,102

Lamar Advertising                                                                                 6,600  (a)             200,112

McGraw-Hill Cos.                                                                                 17,800                1,035,960

                                                                                                                       1,377,174

CONSUMER NON-DURABLES--5.1%

Intimate Brands                                                                                  17,000                  153,000

Kimberly-Clark                                                                                    4,000                  248,000

Kraft Foods, Cl. A                                                                               30,500                1,048,285

Philip Morris Cos.                                                                               13,000                  627,770

Procter & Gamble                                                                                  8,300                  604,157

UST                                                                                              16,800                  557,760

                                                                                                                       3,238,972

CONSUMER SERVICES--4.1%

Cablevision Systems, Cl. A                                                                        8,000  (a)             327,520

Carnival                                                                                         22,000                  484,440

Clear Channel Communications                                                                      9,640  (a)             383,190

EchoStar Communications, Cl. A                                                                   12,500  (a)             290,875

USA Networks                                                                                     22,000  (a)             395,560

Viacom, Cl. B                                                                                    21,170  (a)             730,365

                                                                                                                       2,611,950

ELECTRONIC TECHNOLOGY--12.9%

Altera                                                                                           11,000  (a)             181,390

American Tower, Cl. A                                                                            22,400  (a)             311,136

Amkor Technology                                                                                 21,700  (a)             228,284

Analog Devices                                                                                    6,900  (a)             225,630

Applied Materials                                                                                 7,000  (a)             199,080

Compaq Computer                                                                                  34,800                  289,188

Dell Computer                                                                                    18,800  (a)             348,364

Gateway                                                                                          21,200  (a)             115,540

General Dynamics                                                                                  4,500                  397,440

Hewlett-Packard                                                                                  11,800                  189,980

Intel                                                                                            47,800                  974,642

International Business Machines                                                                  15,900                1,467,570

Jabil Circuit                                                                                    14,700  (a)             263,130

KLA-Tencor                                                                                        8,000  (a)             252,640

LSI Logic                                                                                        25,500  (a)             299,625


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lam Research                                                                                     13,000  (a)             220,350

Micron Technology                                                                                19,000  (a)             357,770

Motorola                                                                                         23,000                  358,800

National Semiconductor                                                                           11,400  (a)             251,370

Novellus Systems                                                                                  9,000  (a)             257,040

Raytheon                                                                                          6,800                  236,300

Teradyne                                                                                         13,000  (a)             253,500

Texas Instruments                                                                                11,900                  297,262

United Technologies                                                                               4,000                  186,000

                                                                                                                       8,162,031

ENERGY MINERALS--7.2%

Anadarko Petroleum                                                                               18,900                  908,712

Conoco, Cl. A                                                                                    13,000                  330,590

Exxon Mobil                                                                                      47,900                1,887,260

Ocean Energy                                                                                     30,800                  502,040

Texaco                                                                                            7,500                  487,500

XTO Energy                                                                                       31,500                  439,425

                                                                                                                       4,555,527

FINANCE--21.1%

Allstate                                                                                         23,900                  892,665

American Express                                                                                 10,900                  316,754

American International Group                                                                     23,150                1,805,700

Bank of America                                                                                  10,100                  589,840

Bank of New York                                                                                 13,000                  455,000

Citigroup                                                                                        48,166                1,950,723

Federal Home Loan Mortgage                                                                       14,300                  929,500

Federal National Mortgage Association                                                            11,700                  936,702

Fleet Boston Financial                                                                           16,028                  589,029

Goldman Sachs Group                                                                               5,100                  363,885

Hartford Financial Services Group                                                                 5,000                  293,700

Household International                                                                          10,300                  580,714

Instinet Group                                                                                    4,700  (a)              46,013

J.P. Morgan Chase & Co.                                                                          17,200                  587,380

Mercury General                                                                                   5,000                  198,500

Morgan Stanley Dean Witter & Co.                                                                 13,400                  621,090

Renaissance Re Holdings                                                                           6,900                  613,479

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Washington Mutual                                                                                12,000                  461,760

Wells Fargo                                                                                      24,800                1,102,360

                                                                                                                      13,334,794

HEALTH SERVICES--3.1%

HCA-Healthcare                                                                                   17,400                  770,994

Healthsouth                                                                                      52,600  (a)             855,276

Wellpoint Health Networks                                                                         3,000  (a)             327,450

                                                                                                                       1,953,720

HEALTH TECHNOLOGY--10.6%

Abbott Laboratories                                                                              11,000                  570,350

American Home Products                                                                           13,700                  798,025

Baxter International                                                                              6,000                  330,300

Bristol-Myers Squibb                                                                             18,900                1,050,084

Johnson & Johnson                                                                                17,900                  991,660

Merck & Co.                                                                                      18,300                1,218,780

Pfizer                                                                                           26,050                1,044,605

Pharmacia                                                                                         3,946                  160,050

Teva Pharmaceutical Industries, ADR                                                               4,900                  296,205

Zimmer Holdings                                                                                   9,900  (a)             274,725

                                                                                                                       6,734,784

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            10,000                  310,100

PROCESS INDUSTRIES--2.5%

Dow Chemical                                                                                      9,000                  294,840

International Paper                                                                              11,800                  410,640

Monsanto                                                                                         25,900                  873,607

                                                                                                                       1,579,087

PRODUCER MANUFACTURING--5.6%

Emerson Electric                                                                                  3,000                  141,180

General Electric                                                                                 53,800                2,001,360

Masco                                                                                            16,000                  327,040

Tyco International                                                                               24,200                1,101,100

                                                                                                                       3,570,680

RETAIL TRADE--4.5%

Gap                                                                                               8,000                   95,600

Lowe's Cos.                                                                                      13,200                  417,780


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

May Department Stores                                                                            10,950                  317,769

TJX Cos.                                                                                         31,300                1,029,770

Target                                                                                           25,000                  793,750

Tiffany & Co.                                                                                    10,000                  216,500

                                                                                                                       2,871,169

TECHNOLOGY SERVICES--9.9%

AOL Time Warner                                                                                  22,250  (a)             736,475

Accenture, Cl. A                                                                                 12,300  (a)             156,825

Adobe Systems                                                                                     7,800                  187,044

Avaya                                                                                            18,333  (a)             181,497

Charter Communications, Cl. A                                                                    35,600  (a)             440,728

Computer Associates International                                                                31,900                  821,106

Computer Sciences                                                                                12,500  (a)             414,625

Electronic Data Systems                                                                          17,600                1,013,408

Microsoft                                                                                        36,700  (a)           1,877,939

Sungard Data Systems                                                                             17,700  (a)             413,649

                                                                                                                       6,243,296

TRANSPORTATION--.9%

Norfolk Southern                                                                                  8,400                  135,408

Southwest Airlines                                                                               27,000                  400,680

                                                                                                                         536,088

UTILITIES--6.9%

AES                                                                                              11,000  (a)             141,020

AT&T                                                                                             11,700                  225,810

AT&T-Liberty Media, Cl. A                                                                        34,000  (a)             431,800

Allegheny Energy                                                                                  6,900                  253,230

BellSouth                                                                                         7,900                  328,245

Duke Energy                                                                                      20,900                  791,065

Exelon                                                                                            8,000                  356,800

NEXTEL Communications, Cl. A                                                                     26,000  (a)             225,160

SBC Communications                                                                               18,000                  848,160

TXU                                                                                               6,900                  319,608

Verizon Communications                                                                            8,300                  449,113

                                                                                                                       4,370,011

TOTAL COMMON STOCKS

   (cost $63,465,948)                                                                                                 61,449,383

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--1.5%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.43%, 10/4/2001                                                                             300,000  (b)             299,931

   2.33%, 12/6/2001                                                                             252,000                  251,055

   2.27%, 12/13/2001                                                                            408,000  (b,c)           406,086

TOTAL SHORT-TERM INVESTMENTS

   (cost $956,960)                                                                                                       957,072
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $64,422,908)                                                              98.6%               62,406,455

CASH AND RECEIVABLES (NET)                                                                         1.4%                  910,485

NET ASSETS                                                                                       100.0%               63,316,940

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

(C)  PARTIALLY  HELD BY THE CUSTODIAN IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

September 30, 2001



                                                                   Market Value                                        Unrealized
                                                                        Covered                                      Appreciation
                                            Contracts          by Contracts ($)                 Expiration       at 9/30/2001 ($)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

Standard & Poor's 500                               2                   521,850              December 2001                 3,725



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

September 30, 2001

COMMON STOCKS                                           Shares        Value ($)
-------------------------------------------------------------------------------

Electronic Data Systems                                  6,000          345,480

Sunguard Data Systems                                    8,000          186,960
-------------------------------------------------------------------------------

TOTAL SECURITIES SOLD SHORT (proceeds $608,864)                        532,440

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  64,422,908  62,406,455

Cash                                                                     39,701

Receivable for investment securities sold                               919,352

Receivable from brokers for proceeds on securities sold short           608,864

Dividends receivable                                                     56,286

Receivable for shares of Common Stock subscribed                         15,155

Receivable for futures variation margin--Note 4(a)                        3,725

Prepaid expenses                                                         19,101

                                                                     64,068,639
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           103,105

Securities sold short, at value (proceeds $608,864)
  --See Statement of Securities Sold Short                              532,440

Payable for shares of Common Stock redeemed                              68,764

Accrued expenses                                                         47,390

                                                                        751,699
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       63,316,940
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      64,023,944

Accumulated net realized gain (loss) on investments                   1,229,300

Accumulated net unrealized appreciation (depreciation)
  on investments (including $3,725 net unrealized
  appreciation on financial futures)--Note 4(b)                     (1,936,304)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       63,316,940

NET ASSET VALUE PER SHARE



                                              Class A             Class B              Class C           Class R         Class T
--------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                             21,735,217           37,838,721            3,683,467            42,724         16,811

Shares Outstanding                          1,330,021            2,399,256              233,065          2,586.83       1,043.66
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                16.34                15.77               15.80             16.52           16.11



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,265 foreign taxes withheld at source)        898,603

Interest                                                                66,372

TOTAL INCOME                                                           964,975

EXPENSES:

Management fee--Note 3(a)                                              596,588

Distribution fees--Note 3(b)                                           389,950

Shareholder servicing costs--Note 3(c)                                 277,000

Registration fees                                                       45,725

Professional fees                                                       45,311

Prospectus and shareholders' reports                                    22,509

Custodian fees--Note 3(c)                                               10,917

Directors' fees and expenses--Note 3(d)                                  6,468

Interest expense--Note 2                                                 3,649

Dividends on securities sold short                                         900

Loan commitment fees--Note 2                                               866

Miscellaneous                                                            4,917

TOTAL EXPENSES                                                       1,404,800

INVESTMENT (LOSS)                                                    (439,825)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                1,670,548

   Short sale transactions                                             48,176

Net realized gain (loss) on financial futures                        (120,813)

NET REALIZED GAIN (LOSS)                                            1,597,911

Net unrealized appreciation (depreciation) on investments
   (including $3,725 net unrealized
        appreciation on financial futures)                         (17,713,224)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (16,115,313)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (16,555,138)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             ----------------------------------

                                                     2001              2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (439,825)            (606,904)

Net realized gain (loss) on investments         1,597,911            5,344,624

Net unrealized appreciation (depreciation)
   on investments                             (17,713,224)           5,276,164

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (16,555,138)           10,013,884
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                (1,648,044)          (2,669,147)

Class B shares                                (2,936,741)          (4,777,051)

Class C shares                                  (215,917)            (282,608)

Class R shares                                    (2,848)             (25,616)

Class T shares                                      (376)                 --

TOTAL DIVIDENDS                               (4,803,926)          (7,754,422)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                  3,253,378           6,145,994

Class B shares                                  4,586,326           6,336,968

Class C shares                                  1,976,880           1,305,165

Class R shares                                      1,628              12,737

Class T shares                                     20,288               1,024

Dividends reinvested:

Class A shares                                  1,492,224           2,418,729

Class B shares                                  2,553,171           4,197,222

Class C shares                                    165,274             196,213

Class R shares                                      2,848              25,616

Class T shares                                        376                 --

Cost of shares redeemed:

Class A shares                                (5,381,273)         (11,529,952)

Class B shares                                (8,896,198)         (15,944,571)

Class C shares                                (1,153,272)            (900,434)

Class R shares                                       --              (299,565)

Class T shares                                    (1,030)                 --

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                 (1,379,380)          (8,034,854)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (22,738,444)          (5,775,392)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            86,055,384           91,830,776

END OF PERIOD                                  63,316,940           86,055,384

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                                --------------------------------

                                                     2001             2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                       163,890              280,034

Shares issued for dividends reinvested             75,365              115,563

Shares redeemed                                  (276,486)            (524,853)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (37,231)            (129,256)
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       241,135              296,608

Shares issued for dividends reinvested            132,835              204,743

Shares redeemed                                  (477,510)            (747,612)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (103,540)            (246,261)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       104,527               60,907

Shares issued for dividends reinvested              8,581                9,553

Shares redeemed                                   (63,575)             (42,185)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      49,533               28,275
-------------------------------------------------------------------------------

CLASS R

Shares sold                                            78                  586

Shares issued for dividends reinvested                142                1,212

Shares redeemed                                        --              (13,647)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         220              (11,849)
-------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,028                  47

Shares issued for dividends reinvested                 19                  --

Shares redeemed                                       (50)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         997                  47

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 34,521 CLASS B SHARES REPRESENTING $654,505 WERE AUTOMATICALLY CONVERTED TO 33,431 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2000, 82,934 CLASS B SHARES REPRESENTING $1,761,177 WERE AUTOMATICALLY CONVERTED TO 81,137 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                         Year Ended September 30,
                                                                 ------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999          1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            21.59          21.04          17.39          20.94         18.45

Investment Operations:

Investment income (loss)--net                                    (.01)(a)       (.04)(a)        .06(a)         .10           .24

Net realized and unrealized gain (loss)
   on investments                                               (4.05)          2.42           3.63          (1.44)         3.39

Total from Investment Operations                                (4.06)          2.38           3.69          (1.34)         3.63

Distributions:

Dividends from investment income--net                              --             --           (.00)(b)       (.05)         (.25)

Dividends from net realized gain
   on investments                                               (1.19)         (1.83)          (.04)         (2.16)         (.89)

Total Distributions                                             (1.19)         (1.83)          (.04)         (2.21)        (1.14)

Net asset value, end of period                                  16.34          21.59          21.04          17.39         20.94
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                           (19.76)         11.58          21.22          (7.00)        20.90
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.27           1.33           1.31           1.25          1.24

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                                          .01             --            --             --            --

Ratio of net investment income (loss)
   to average net assets                                         (.07)         (.17)            .29            .47          1.27

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --            --              --            .01           .11

Portfolio Turnover Rate                                         46.13         51.17          102.85         133.00        265.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          21,735        29,520          31,482         31,824        42,309

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended September 30,
                                                                 ------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000           1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.02          20.67          17.22          20.85         18.37

Investment Operations:

Investment income (loss)--net                                    (.15)(a)       (.20)(a)       (.09)(a)       (.06)          .10

Net realized and unrealized gain (loss)
   on investments                                               (3.91)          2.38           3.58          (1.41)         3.38

Total from Investment Operations                                (4.06)          2.18           3.49          (1.47)         3.48

Distributions:

Dividends from investment income--net                              --             --            --             --           (.11)

Dividends from net realized gain
   on investments                                               (1.19)         (1.83)          (.04)         (2.16)         (.89)

Total Distributions                                             (1.19)         (1.83)          (.04)         (2.16)        (1.00)

Net asset value, end of period                                  15.77          21.02          20.67          17.22         20.85
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (20.32)         10.77          20.26          (7.69)        20.08
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                        2.02            2.08           2.06           2.00          2.00

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                                         .01              --            --             --            --

Ratio of net investment income (loss)
   to average net assets                                        (.81)           (.92)          (.45)          (.28)          .50

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --              --            --            .01           .11

Portfolio Turnover Rate                                        46.13           51.17          102.85        133.00        265.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         37,839          52,617          56,833        59,144        69,330

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                       Year Ended September 30,
                                                                 ------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000           1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            21.06          20.70          17.24          20.87         18.40

Investment Operations:

Investment income (loss)--net                                    (.15)(a)       (.19)(a)       (.08)(a)       (.06)          .09

Net realized and unrealized gain (loss)
   on investments                                               (3.92)          2.38           3.58          (1.41)         3.38

Total from Investment Operations                                (4.07)          2.19           3.50          (1.47)         3.47

Distributions:

Dividends from investment income--net                              --             --            --             --           (.11)

Dividends from net realized gain
   on investments                                               (1.19)         (1.83)          (.04)         (2.16)         (.89)

Total Distributions                                             (1.19)         (1.83)          (.04)         (2.16)        (1.00)

Net asset value, end of period                                  15.80          21.06          20.70          17.24         20.87
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (20.32)         10.85          20.29          (7.63)        19.89
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.98           2.04           2.04           1.96          2.00

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                                          .01             --            --             --            --

Ratio of net investment income (loss)
   to average net assets                                         (.78)          (.87)          (.43)          (.25)          .52

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --             --             --            .01           .11

Portfolio Turnover Rate                                         46.13          51.17         102.85         133.00        265.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,683          3,866          3,215          3,670         5,340

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended September 30,
                                                                 ------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            21.75          21.21          17.52          21.11         18.42

Investment Operations:

Investment income (loss)--net                                     .04(a)        (.02)(a)        .09(a)         .07           .20

Net realized and unrealized gain (loss)
   on investments                                               (4.08)          2.39           3.65          (1.40)         3.67

Total from Investment Operations                                (4.04)          2.37           3.74          (1.33)         3.87

Distributions:

Dividends from investment income--net                              --             --           (.01)          (.10)         (.29)

Dividends from net realized gain
   on investments                                               (1.19)         (1.83)          (.04)         (2.16)         (.89)

Total Distributions                                             (1.19)         (1.83)          (.05)         (2.26)        (1.18)

Net asset value, end of period                                  16.52          21.75          21.21          17.52         21.11
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (19.51)         11.42          21.34          (6.89)        22.25
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                        1.03            1.25           1.17           1.15           .99

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short
   to average net assets                                         .01              --             --             --            --

Ratio of net investment income (loss)
   to average net assets                                         .18            (.09)           .41            .57          1.50

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                       --               --             --            .01           .12

Portfolio Turnover Rate                                        46.13           51.17         102.85         133.00        265.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             43             51             302            265           259

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                    Year Ended September 30,
                                             ----------------------------------

CLASS T SHARES                                       2001             2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                21.41              21.13

Investment Operations:

Investment (loss)--net                               (.09)(b)          (.18)(b)

Net realized and unrealized gain (loss)
   on investments                                   (4.02)               .46

Total from Investment Operations                    (4.11)               .28

Distributions:

Dividends from net realized gain on investments     (1.19)                --

Net asset value, end of period                      16.11              21.41
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (20.21)              1.37(d)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets    1.73               1.59(d)

Ratio of interest expense, loan committment fees
   and dividends on securities sold short
   to average net assets                              .01                    --

Ratio of net investment (loss)
   to average net assets                             (.50)             (.79)(d)

Portfolio Turnover Rate                             46.13             51.17
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  17                1

(A)  THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus   Premier   Growth   and   Income   Fund  (the "fund") is  a  separate
non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from
changes   The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended September 30, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $439,825 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended September 30, 2001 was approximately $80,800, with a related weighted average annualized interest rate of 4.52%.

NOTE 3 --Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $218 during the period ended September 30, 2001 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2001, Class B, Class C and Class T shares were charged $357,816, $32,112 and $22, respectively, pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2001, Class A, Class B, Class C
and   Class   T  shares  were  charged  $68,740,  $119,272,  $10,704  and  $22,
respectively,    pursuant    to    the    Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $74,099 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $10,917 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(E) During the period ended September 30, 2001, the fund incurred total brokerage commissions of $93,099, of which $5,441, was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended September 30, 2001:


                                      Purchases ($)               Sales ($)
--------------------------------------------------------------------------------

Long transactions                        36,297,613              43,387,958

Short sale transactions                   1,033,191               1,690,231

     TOTAL                               37,330,804              45,078,189

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at September 30, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received
or made to reflect   The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 2001, are set forth in the Statement of Financial Futures.

(B)   At   September  30,  2001,  accumulated  net  unrealized  depreciation  on investments, financial futures and securities sold short was $1,936,304, consisting of $8,373,946 gross unrealized appreciation and $10,310,250 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Growth and Income Fund (one of the Funds comprising Dreyfus Premier Equity Funds, Inc.) as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Growth and Income Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles. generally accepted in the United States.


New York, New York

November 8, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.9200 per share as a long-term capital gain distribution of the $1.1930 per share paid on December 8, 2000.

The fund also designates 84.59% of the ordinary dividends paid during the fiscal year ended September 30, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


                                                           For More Information

                        Dreyfus Premier Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  320AR0901

================================================================================

Dreyfus
Premier Aggressive
Growth Fund

ANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         Aggressive Growth Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This annual report for Dreyfus Premier Aggressive Growth Fund covers the 12-month period from October 1, 2000 through September 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Premier Aggressive Growth Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2001, the fund's Class A shares produced a total return of -48.77%, Class B shares produced a total return of -48.99%, Class C shares produced a total return of -49.13%, Class R shares produced a total return of -48.81% and Class T shares produced a total return of -49.92%.(1) This compares to the Standard & Poor's 500 Composite Stock Price Index's total return of -26.61% and the Russell Midcap Growth Index's total return of -51.77% for the same period.(2) Because the fund currently focuses on midcap growth stocks, we believe that the Russell Midcap Growth Index (the "Index") is an appropriate measure of the fund's performance for comparison purposes.

The fund's disappointing absolute performance is the result of an extremely challenging market environment for midcap growth stocks. Although we are never satisfied with negative returns, we take some solace in the fact that the fund outperformed the Index, which we attribute to our sector allocation and stock selection strategies.

What is the fund's investment approach?

The fund seeks capital growth by investing in the stocks of growth companies of any size. Currently, the fund is focusing primarily on midcap companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, strong industry positions and the potential for strong earnings growth rates. With respect to growth prospects, we are looking for companies that have potential revenue and earnings growth levels that are stronger than those of the overall market. That strength can stem from participation in a rapidly growing industry, a superior industry position and/or
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

innovative products or services. The fund's investments in small- and midcap companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of larger companies.

What other factors influenced the fund's performance?

Like other growth-oriented stock investments, the fund was profoundly affected by a sharply declining stock market during the reporting period. When the reporting period began, growth stocks had already fallen substantially from the highs set in March 2000. Led lower by technology and telecommunications shares, growth stocks suffered from deteriorating economic and business conditions, which led to sharply lower capital spending, a falloff in demand and a glut of unsold inventory. In addition, many lenders and venture capitalists, who had enthusiastically financed the growth of technology firms in the late 1990s, suddenly stopped making capital available. As a result, many companies were unable to bring their ambitious business plans to fruition.

Although the fund's technology holdings generally declined, they fell less than the Index's technology sector. We avoided the brunt of the technology area's declines by reducing the fund's technology exposure during the reporting period. We also avoided the hardest-hit industries, including computer hardware, software, semiconductors and semiconductor equipment, all of which were hurt by the dearth of capital spending. The fund's relative performance in the technology sector was also helped by our bottom-up stock selection strategy, especially among computer networking companies.

The fund also benefited from an emphasis on health care stocks during the reporting period. Our company-by-company research led us to focus on three key areas: drugs, medical products and health care services. The fund received particularly competitive performance from stocks such as Laboratory Corporation of America, a provider of medical testing services, and CYTYC Corporation, which is in the medical diagnostic applications business.


On the other hand, the fund's returns were hurt by lagging relative performance in the consumer cyclicals, consumer staples and communications services groups.

What is the fund's current strategy?

We have maintained our focus on midcap growth stocks and our emphasis on company-by-company, fundamental analysis. In this very difficult market environment, we have also intensified our attention to the price targets we set for purchases and sales of individual stocks.

We continue to be aware of the potential pitfalls of the weak business environment, and we believe that we have positioned the fund appropriately. However, despite the recession that likely ensued after the September 11 terrorist attacks, we also currently see several reasons for optimism, including low interest rates, very low inflation, tax cuts, greater defense spending and relatively stable consumer spending. While no one can predict when the economy and markets will improve, we continue to believe that midcap growth stocks will benefit when they do.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Aggressive Growth Fund Class A shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER AGGRESSIVE GROWTH FUND ON 9/30/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/01


                                                    Inception                                                              From
                                                      Date           1 Year             5 Years          10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   (51.71)%           (17.35)%           (6.11)%
WITHOUT SALES CHARGE                                                (48.77)%           (16.37)%           (5.55)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/3/96      (51.03)%           (17.37)%             --          (15.27)%
WITHOUT REDEMPTION                                      1/3/96      (48.99)%           (17.03)%             --          (15.12)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              1/3/96      (49.64)%           (17.00)%             --          (15.00)%
WITHOUT REDEMPTION                                      1/3/96      (49.13)%           (17.00)%             --          (15.00)%

CLASS R SHARES                                          1/3/96      (48.81)%           (16.45)%             --          (14.50)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                     2/1/00      (52.17)%              --                --          (52.05)%
WITHOUT SALES CHARGE                                    2/1/00      (49.92)%              --                --          (49.78)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 2001


COMMON STOCKS--84.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.6%

General Dynamics                                                                                  4,925                  434,976

AIR FREIGHT--.9%

Expeditors International of Washington                                                           13,350                  632,122

BANKS--1.5%

Zions Bancorporation                                                                             18,775                1,007,466

BIOTECHNOLOGY--4.1%

Celgene                                                                                          29,025  (a)             767,131

Cephalon                                                                                         18,675  (a)             931,509

MedImmune                                                                                        30,000  (a)           1,068,900

                                                                                                                       2,767,540

BROADCASTING--2.0%

Adelphia Communications, Cl. A                                                                   24,725  (a)             548,895

Charter Communications, Cl. A                                                                    16,225  (a)             200,866

Entercom Communications                                                                          17,975  (a)             611,150

                                                                                                                       1,360,911

COMMUNICATION EQUIPMENT--2.4%

DMC Stratex Networks                                                                            101,600  (a)             524,256

Harris                                                                                           34,775                1,106,541

                                                                                                                       1,630,797

COMPUTERS--8.3%

BEA Systems                                                                                      57,975  (a)             555,980

Brocade Communications Systems                                                                   20,700  (a)             290,421

Enterasys Networks                                                                               67,350  (a)             434,407

Macrovision                                                                                      27,275  (a)             774,883

Openwave Systems                                                                                 17,475  (a)             222,806

Peregrine Systems                                                                                84,225  (a)           1,063,762

QLogic                                                                                           22,075  (a)             419,425

Riverstone Networks                                                                                   1                        5

TIBCO Software                                                                                   51,100  (a)             375,074

VERITAS Software                                                                                 27,225  (a)             502,029

VeriSign                                                                                         23,275  (a)             975,222

                                                                                                                       5,614,014

CONSUMER FINANCE--2.3%

AmeriCredit                                                                                      31,800  (a)           1,005,516

Capital One Financial                                                                            12,500                  575,375

                                                                                                                       1,580,891



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTORS--.4%

Patterson Dental                                                                                  7,750  (a)             285,665

ELECTRICAL EQUIPMENT--.9%

Celestica                                                                                        21,850  (a)             596,505

ELECTRONICS--.6%

Cree                                                                                             28,125  (a)             415,687

FINANCIAL--3.7%

Ambac Financial Group                                                                            46,150                2,524,867

HEALTH CARE--23.7%

Allergan                                                                                         12,225                  810,517

Andrx Group                                                                                      31,425  (a)           2,040,111

Cytyc                                                                                            59,500  (a)           1,595,195

Forest Laboratories                                                                              18,650  (a)           1,345,411

IVAX                                                                                             57,018  (a)           1,264,089

Invitrogen                                                                                       13,600  (a)             894,336

PerkinElmer                                                                                      34,175                  896,752

SICOR                                                                                            33,150  (a)             626,204

Shire Pharmaceuticals Group, ADR                                                                 40,250  (a)           1,622,075

Teva Pharmaceutical Industries, ADR                                                              24,400                1,474,980

Waters                                                                                           35,050  (a)           1,253,739

Watson Pharmaceuticals                                                                           29,175  (a)           1,596,164

Wellpoint Health Networks                                                                         6,525  (a)             712,204

                                                                                                                      16,131,777

INSURANCE BROKERS--.5%

Gallagher (Arthur J.) & Co.                                                                      11,050                  374,042

INVESTMENT MANAGEMENT--2.8%

BlackRock                                                                                         7,975  (a)             352,655

Federated Investors, Cl. B                                                                       51,775                1,532,540

                                                                                                                       1,885,195

LEISURE TIME--1.4%

Harley-Davidson                                                                                  24,000                  972,000

MANUFACTURING--1.0%

Danaher                                                                                          14,275                  673,495

METAL FABRICATORS--.6%

Shaw Group                                                                                       15,625  (a)             440,156

OIL & GAS--2.9%

Apache                                                                                           12,925                  555,775

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

BJ Services                                                                                      16,650  (a)             296,204

Hanover Compressor                                                                               21,575  (a)             466,883

Nabors Industries                                                                                12,475  (a)             261,601

Smith International                                                                               9,950  (a)             362,180

                                                                                                                       1,942,643

POWER PRODUCERS--2.1%

Calpine                                                                                          21,525  (a)             490,985

Orion Power Holdings                                                                             13,175                  335,962

Reliant Resources                                                                                36,175                  586,035

                                                                                                                       1,412,982

RESTAURANTS--1.7%

Brinker International                                                                            10,625  (a)             250,962

Darden Restaurants                                                                               35,600                  934,500

                                                                                                                       1,185,462

RETAIL--6.6%

Abercrombie & Fitch, Cl. A                                                                       25,500  (a)             448,545

American Eagle Outfitters                                                                        20,700  (a)             411,930

Bed Bath & Beyond                                                                                13,000  (a)             330,980

Best Buy                                                                                          6,925  (a)             314,741

CDW Computer Centers                                                                             28,400  (a)           1,027,512

CVS                                                                                              10,575                  351,090

Fastenal                                                                                         15,575                  887,464

Tech Data                                                                                        18,925  (a)             717,258

                                                                                                                       4,489,520

SEMICONDUCTORS & EQUIPMENT--.7%

KLA-Tencor                                                                                        8,675  (a)             273,957

Novellus Systems                                                                                  7,000  (a)             199,920

                                                                                                                         473,877

SERVICES--9.2%

Affiliated Computer Services, Cl. A                                                              15,275  (a)           1,243,538

Apollo Group, Cl. A                                                                              17,625  (a)             740,779

Cintas                                                                                           13,150                  529,945

Convergys                                                                                        32,175  (a)             892,856

DeVry                                                                                            25,375  (a)             910,962

Fiserv                                                                                           15,637  (a)             534,785

Lamar Advertising                                                                                15,575  (a)             472,234




COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

SunGard Data Systems                                                                             15,175  (a)             354,640

Titan                                                                                            29,650  (a)             581,140

                                                                                                                       6,260,879

SPECIALIZED SERVICES--2.8%

Laboratory Corporation of America Holdings                                                       12,875  (a)           1,040,944

Quest Diagnostics                                                                                13,525  (a)             834,492

                                                                                                                       1,875,436

TELECOMMUNICATIONS--.3%

Time Warner Telecom, Cl. A                                                                       30,400  (a)             220,400

TOTAL COMMON STOCKS

   (cost $74,673,579)                                                                                                 57,189,305
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--14.9%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal Home Loan Banks,

  2.75%, 10/1/2001

   (cost $10,135,000)                                                                        10,135,000               10,135,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $84,808,579)                                                              98.9%               67,324,305

CASH AND RECEIVABLES (NET)                                                                         1.1%                  726,230

NET ASSETS                                                                                       100.0%               68,050,535

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  84,808,579  67,324,305

Receivable for investment securities sold                             1,175,260

Dividends receivable                                                      6,995

Prepaid expenses                                                         18,105

                                                                     68,524,665
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           112,088

Cash overdraft due to Custodian                                           5,139

Payable for investment securities purchased                             248,625

Payable for shares of Common Stock redeemed                              18,421

Accrued expenses                                                         89,857

                                                                        474,130
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,050,535
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     181,333,198

Accumulated net realized gain (loss) on investments                (95,798,389)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (17,484,274)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      68,050,535


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R          Class T
--------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       66,819,895              911,434              292,376               11,767           15,063

Shares Outstanding                   11,028,493              157,468               50,076                1,949            2,575
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           6.06                 5.79                 5.84                 6.04             5.85

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended September 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               581,809

Cash dividends (net of $990 foreign taxes withheld at source)           87,206

TOTAL INCOME                                                           669,015

EXPENSES:

Management fee--Note 3(a)                                              755,258

Shareholder servicing costs--Note 3(c)                                 486,625

Registration fees                                                       45,842

Prospectus and shareholders' reports                                    43,641

Professional fees                                                       39,930

Custodian fees--Note 3(c)                                               33,480

Distribution fees--Note 3(b)                                            13,744

Directors' fees and expenses--Note 3(d)                                  7,876

Miscellaneous                                                            2,732

TOTAL EXPENSES                                                       1,429,128

INVESTMENT (LOSS)                                                     (760,113)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (46,239,405)

Net unrealized appreciation (depreciation) on investments          (21,236,738)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (67,476,143)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (68,236,256)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (760,113)          (1,269,179)

Net realized gain (loss) on investments      (46,239,405)           52,135,694

Net unrealized appreciation (depreciation)
   on investments                            (21,236,738)           (8,528,069)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (68,236,256)           42,338,446
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,921,296          290,405,169

Class B shares                                    898,954            1,775,283

Class C shares                                    360,255              845,514

Class R shares                                     52,130                6,262

Class T shares                                     16,356                1,000

Cost of shares redeemed:

Class A shares                                (18,841,410)        (324,038,034)

Class B shares                                   (738,329)            (269,294)

Class C shares                                   (563,536)            (121,431)

Class R shares                                    (45,365)              (8,927)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (8,939,649)         (31,404,458)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (77,175,905)          10,933,988
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           145,226,440          134,292,452

END OF PERIOD                                  68,050,535          145,226,440

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     1,038,221           26,869,924

Shares redeemed                                (2,074,180)         (29,795,988)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,035,959)          (2,926,064)
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       103,511              147,587

Shares redeemed                                   (89,993)             (22,826)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      13,518              124,761
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        42,715               71,422

Shares redeemed                                   (62,820)             (10,229)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (20,105)              61,193
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         5,103                  457

Shares redeemed                                    (5,149)                (786)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (46)                (329)
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                         2,489                   86

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 2,669 CLASS B SHARES REPRESENTING $29,576 WERE AUTOMATICALLY CONVERTED TO 2,567 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2000, 1,641 CLASS B SHARES REPRESENTING $19,449 WERE AUTOMATICALLY CONVERTED TO 1,583 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Year Ended September 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.83           8.94           7.16          15.94         14.81

Investment Operations:

Investment (loss)--net                                           (.06)(a)       (.10)(a)       (.08)(a)       (.12)(a)      (.33)

Net realized and unrealized gain (loss)
   on investments                                               (5.71)          2.99           1.86          (8.66)         1.46

Total from Investment Operations                                (5.77)          2.89           1.78          (8.78)         1.13

Net asset value, end of period                                   6.06          11.83           8.94           7.16         15.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (48.77)         32.33          24.86         (55.08)         7.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.40           1.31           1.41           1.24          1.20

Ratio of interest expense
   to average net assets                                           --            .00(c)         .00(c)         .19           .47

Ratio of net investment income (loss)
   to average net assets                                         (.74)          (.81)          (.90)         (1.04)         1.44

Portfolio Turnover Rate                                        228.39         217.69         165.12         106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          66,820        142,756        134,027        120,782       405,599

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                       Year Ended September 30,
                                                                 ------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.39           8.67          7.01          15.74         14.73

Investment Operations:

Investment (loss)--net                                           (.12)(a)       (.19)(a)      (.15)(a)       (.22)(a)      (.22)

Net realized and unrealized gain (loss)
   on investments                                               (5.48)          2.91          1.81          (8.51)         1.23

Total from Investment Operations                                (5.60)          2.72          1.66          (8.73)         1.01

Net asset value, end of period                                   5.79          11.39          8.67           7.01         15.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (48.99)         30.91         23.68         (55.46)         6.86
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.13           2.10          2.31           2.09          1.95

Ratio of interest expense
   to average net assets                                           --            .00(c)        .00(c)         .19           .43

Ratio of net investment (loss)
   to average net assets                                        (1.47)         (1.60)        (1.81)         (1.89)        (2.22)

Portfolio Turnover Rate                                        228.39         217.69        165.12         106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             911          1,640           166             94           276

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended September 30,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.48           8.75           7.06          15.76         14.83

Investment Operations:

Investment (loss)--net(a)                                        (.11)          (.20)          (.15)          (.18)         (.37)

Net realized and unrealized gain (loss)
   on investments                                               (5.53)          2.93           1.84          (8.52)         1.30

Total from Investment Operations                                (5.64)          2.73           1.69          (8.70)          .93

Net asset value, end of period                                   5.84          11.48           8.75           7.06         15.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (49.13)         31.20          23.94         (55.20)         6.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.08           2.05           2.25           2.39          1.99

Ratio of interest expense
   to average net assets                                           --            .00(c)         .00(c)         .07           .53

Ratio of net investment (loss)
   to average net assets                                        (1.40)         (1.57)         (1.70)         (1.90)        (2.37)

Portfolio Turnover Rate                                        228.39         217.69         165.12         106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             292            806             79             20             2

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                          Year Ended September 30,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.80           8.93           7.16          16.02         14.84

Investment Operations:

Investment (loss)--net                                           (.06)(a)       (.11)(a)       (.10)(a)       (.15)(a)      (.10)

Net realized and unrealized gain (loss)
   on investments                                               (5.70)          2.98           1.87          (8.71)         1.28

Total from Investment Operations                                (5.76)          2.87           1.77          (8.86)         1.18

Net asset value, end of period                                   6.04          11.80           8.93           7.16         16.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (48.81)         32.14          24.72         (55.31)         7.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                        1.29            1.38           1.70           1.57           .76

Ratio of interest expense
   to average net assets                                         --              .00(b)         .00(b)         .16           .30

Ratio of net investment (loss)
   to average net assets                                        (.58)           (.89)         (1.16)         (1.30)         (.90)

Portfolio Turnover Rate                                        228.39         217.69         165.12         106.58         76.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              12             24             21              9            15

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Year Ended September 30,
                                                    ----------------------------
CLASS T SHARES                                          2001            2000(a)
-----------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   11.68          11.65

Investment Operations:

Investment (loss)--net(b)                               (.12)          (.23)

Net realized and unrealized gain (loss)
   on investments                                      (5.71)           .26

Total from Investment Operations                       (5.83)           .03

Net asset value, end of period                          5.85          11.68
-----------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   (49.92)           .26(d)
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 2.62           2.17(d)

Ratio of net investment (loss)
   to average net assets                               (2.13)         (1.85)(d)

Portfolio Turnover Rate                               228.39         217.69
-----------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    15              1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   EXCLUSIVE OF SALES CHARGE.

(D)   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $10,307 during the period ended September 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $52,619,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $49,476,000 of the carryover expires in fiscal 2007 and $3,143,000 expires in fiscal 2009.

During the period ended September 30, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $760,113 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the average value of Class A net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended September 30, 2001, there was no expense reimbursement pursuant to the Agreement.

The Distributor retained $6,671 during the period ended September 30, 2001 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2001, Class B, Class C and Class T shares were charged $10,134, $3,606 and $4, respectively, pursuant to the Plan.


(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2001, Class A, Class B, Class C and Class T shares were charged $247,100, $3,378, $1,202 and $4, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $166,852 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2001, the fund was charged $33,480 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $210,590,230 and $217,635,709, respectively.

  At September 30, 2001, accumulated net unrealized depreciation on investments was $17,484,274, consisting of $1,715,778 gross unrealized appreciation and $19,200,052 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Aggressive Growth Fund.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Aggressive Growth Fund (one of the series comprising Dreyfus Premier Equity Funds, Inc.) as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Aggressive Growth Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
November 8, 2001

                                                             The Fund


NOTES

                      For More Information

                        Dreyfus Premier Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call
your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  009AR0901